UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2025 (February 6, 2025)

Nuveen Churchill Private Capital Income Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56412	88-6187397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Nuveen Churchill Private Capital Income Fund (the “Fund”) hereby amends its Current Report on Form 8-K initially filed on February 7, 2025 to correct a clerical error in the disclosure contained in Item 1.01 therein.

Item 1.01    Entry into a Material Definitive Agreement

On February 6, 2025, NCPCIF SPV II, LLC (“SPV II”), a wholly owned subsidiary of the Fund, entered into Amendment No. 5 to the Credit Agreement (the “Amendment”), amending the Credit Agreement, dated as of April 19, 2022 (as amended on October 4, 2022, March 21, 2023, July 16, 2024, September 19, 2024, and as further amended by the Amendment, the “Credit Agreement”), by and among SPV II, as the borrower, the lenders party thereto, Bank of America, N.A., as administrative agent, the Fund, as servicer, U.S. Bank Trust Company, National Association, as collateral administrator, and U.S. Bank National Association, as collateral custodian, relating to the revolving credit facility thereunder.

The Amendment, among other things: (i) reduces the portion of the applicable rate calculation attributable to qualifying syndicated loans from 1.75% to 1.60%; and (ii) extends the period in which a fee is payable by the Fund in the event that the commitments under the Credit Agreement are terminated in whole or in part (such fee, the “Make-Whole Fee”) such that the rate upon which the Make-Whole Fee is calculated will equal (a) 2.0% prior to December 19, 2025, (b) 0.5% during the period beginning on December 19, 2025 through but excluding December 19, 2026 and (c) 0.0% thereafter.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to, and should be read in connection with, the complete copy of the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1
Amendment No. 5 to the Credit Agreement, dated as of February 6, 2025, by and among NCPCIF SPV II, LLC as borrower, the lenders party thereto, Bank of America, N.A., as administrative agent, Nuveen Churchill Private Capital Income Fund, as servicer (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on February 7, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Capital Income Fund

Date: February 11, 2025	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President